Exhibit 99.2

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Year Ended December 31, 2019

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

PRO FORMA COMBINED BALANCE SHEETS

December 31, 2019

ASSETS
	Coeptis	Vinings	2019
CURRENT ASSETS

Cash	$440,088	$20,000	$460,088
Accounts receivable	6,879	–	6,879
TOTAL CURRENT ASSETS	446,967	20,000	466,967

PROPERTY AND EQUIPMENT

Furniture and fixtures	25,237	–	25,237
	25,237	–	25,237
Less: accumulated depreciation	7,805	–	7,805
	17,432	–	17,432
OTHER ASSETS

License right	1,000,000	–	1,000,000
Right of use asset, net of accumulated amortization of $32,467	91,597		91,597
Other assets	2,000	–	2,000
	1,093,597	–	1,093,597
	$1,557,996	$20,000	$1,577,996

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES

Accounts payable	$148,373	$–	$148,373
Accrued interest - related party	–	148	148
Loans payable - related party	–	20,000	20,000
Right of use liability, current portion	35,512	–	35,512
Note payable	200,000	–	200,000
TOTAL CURRENT LIABILITIES	383,885	20,148	404,033

LONG-TERM LIABILITIES
Right of use liability, non-current portion	52,585	–	52,585

STOCKHOLDER'S EQUITY

Common stock, $0.0001 par value, 750,000,000 shares authorized; 1,588,800 shares issued and outstanding as of September 30, 2020	–	24,904	24,904
Common stock, $ .00001 par value, 500,000,000 shares authorized, 16,196,000 shares issued and outstanding	1,620	–	1,620
Additional paid-in capital	5,364,465	(24,904)	5,339,561
Accumulated deficit	(4,244,559)	(148)	(4,244,707)
	1,121,526	(148)	1,121,378
	$1,557,996	$20,000	$1,577,996

The accompanying notes are an integral part of these pro forma combined consolidated financial statements

1

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDING, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

Year Ended December 31, 2019

	Coeptis	Vinings	2019
SALES	$724,092	$–	$724,092

Research and development	1,378,271	–	1,378,271
General and administrative expenses	3,053,288	730,924	3,784,212
Interest accretion	9,533	–	9,533
	4,441,092	730,924	5,172,016

LOSS FROM OPERATIONS	(3,717,000)	(730,924)	(4,447,924)

OTHER INCOME (EXPENSE)

Interest expense	–	(148)	(148)
Other income	–	99	99
Gain on sale of research and development	2,311,049	–	2,311,049
TOTAL OTHER INCOME (EXPENSE)	2,311,049	(49)	2,311,000

LOSS BEFORE INCOME TAXES	(1,405,951)	(730,973)	(2,136,924)

INCOME TAXES (BENEFIT)	–	–	–
NET LOSS	$(1,405,951)	$(730,973)	$(2,136,924)

The accompanying notes are an integral part of these pro forma combined consolidated financial statements

2

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

December 31, 2019

NOTE 1 – DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business – Coeptis Pharmaceuticals, LLC (LLC) was formed in July 12, 2017 as a Pennsylvania multi-member limited liability company. On December 1, 2018, the members of LLC contributed their interest to a newly formed corporation, Coeptis Pharmaceuticals, Inc. As of December 1, 2018, the LLC became a disregarded single-member limited liability company which is wholly owned by the newly formed corporation.

Coeptis Pharmaceuticals, Inc. and Subsidiary (Company) located in Wexford, PA, engages primarily in the acquisition, development, and commercialization of pharmaceutical products.

Principles of Consolidation – The consolidated financial statements include the accounts of Coeptis Pharmaceuticals, Inc. and its wholly-owned subsidiary, Coeptis Pharmaceuticals, LLC. All material intercompany accounts, balances and transactions have been eliminated.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents – For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with maturities of three months or less to be cash equivalents. At times, balances of cash and cash equivalents at financial banking institutions exceeded the federally insured limit of $ 250,000. The Company regularly monitors the financial condition of the institutions in which it has depository accounts and believes the risk of loss is minimal.

Inventory – Inventories consist of raw materials used in the development of pharmaceutical drug products and are accounted for using the specific cost method.

Property and Equipment – Fixed assets are stated at cost and depreciation is computed using the accelerated and straight-line method for financial statement purposes. Intangibles are being amortized using the straight-line method. For the year ended December 31, 2019, depreciation expense totaled $2,517.

Research and Development – Research and development costs are expensed when incurred. During the year ended December 31, 2019, research and development expenses totaled $440,856 and $2,519,480, respectively.

Impairment - The Company’s property and equipment are reviewed for possible impairment when events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. For the year ended December 31, 2019, the Company has not identified any such impairment losses.

3

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

December 31, 2019

Income Taxes – Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to temporary differences between reporting of income and expenses for financial reporting purposes and income tax purposes. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future federal income taxes.

The Income Taxes Topic of FASB ASC clarifies the accounting and reporting for uncertainties in income tax law within subtopic FASB ASC 740-10-25-5. The guidance prescribes a comprehensive model for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. Management believes that there is no liability related to uncertain tax positions on December 31, 2019.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Adoption of New Accounting Pronouncements – In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606). The ASU and all subsequently issued clarifying ASUs replaced most existing revenue recognition guidance in U.S. GAAP. The ASU also required expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The Company adopted the new standard effective January 1, 2019, the first day of the Company’s fiscal year, using the modified retrospective method.

As part of the adoption of the ASU, the Company elected to use the following transition practical expedients: (i) to reflect the aggregate of all contract modifications that occurred prior to the date of the initial application when identifying satisfied and unsatisfied performance obligations, determining the transaction price, and allocating the transaction price; and (ii) to apply the standard only to contracts that are not completed at the initial date of application. Because contract modifications are minimal, there is not a significant impact as a result of electing these practical expedients.

The majority of the Company’s revenue is recognized at a point in time based on the transfer of control. Revenue recognized over time primarily consists of performance obligations that are satisfied within one year or less. In addition, the majority of the Company’s contracts do not contain variable considering and contract modifications are generally minimal. For these reasons, there is not a significant impact as a result of electing these transition practical expedients.

The adoption of this ASU did not have a significant impact on the Company’s financial statements. The majority of the Company’s revenue arrangement generally consist of a single performance obligation to transfer promised goods or services. Based on the Company’s evaluation process and review of its contracts with customers, the timing and amount of revenue recognized previously is consistent with how revenue is recognized under the new standard. No changes were required to previously reported revenues as a result of the adoption.

4

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

December 31, 2019

During the year ended December 31, 2019, there were several new accounting pronouncements issued by the FASB. Each of these pronouncements, as applicable, has been or will be adopted by the Company. Management does not believe the adoption of any of these accounting pronouncements has had or will have a material impact on the Company’s financial statements.

Revenue Recognition – The Company derives its revenue primarily from consulting services. Revenues are recognized when services are provided to its customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those services. Sales and other taxes the Company collects concurrent with revenue-producing activities are excluded from revenue. Incidental items that are immaterial in the context of the contract are recognized as expense. The amount received for consulting services for the year ended December 31, 2019 was $724,092.

Earnings Per Share – Basic earnings per share (or loss share), is computed by dividing the earnings (loss) for the period by the weighted average number of common stock shares outstanding for the period. Diluted earnings per share reflects potential dilution of securities by including other potentially issuable shares of common stock, including shares issuable upon conversion of convertible securities or exercise of outstanding stock options and warrants, in the weighted average number of common shares outstanding for the period. Therefore, because including shares issuable upon conversion of convertible securities and/or exercise of outstanding options and warrants would have an anti-dilutive effect on the loss per share, only the basic earnings (loss) per share is reported in the accompanying financial statements. The Company does not have other potentially issuable shares of stock.

Going Concern – The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of American (GAAP), which contemplate continuation of the Company as a going concern, which is dependent upon the Company’s ability to obtain sufficient financials or establish itself as a profitable business. As of December 31, 2019, the Company had accumulated deficit of $4,244,559. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with respect to operations include the sustained and aggressive developing and marketing pharmaceutical products both domestically and abroad and raising additional capital through sales of equity or debt securities as may be necessary to pursue its business plans and sustain operations until such time as the Company can achieve profitability. Management believes that aggressive marketing combined with additional financing as necessary will result in improved operations and cash flow. However, there can be no assurance that management will be successful in obtaining additional funding or in attaining profitable operations.

Fair Value of Financial Instruments - The Company calculates the fair value of its assets and liabilities which qualify as financial instruments and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. The methods and assumptions applied in determining the fair value of each class of financial assets and financial liabilities of the Company are disclosed in the respective accounting policies. The estimated fair value of cash, accounts receivable and accounts and note payable approximate their carrying amounts due to the short-term nature of these instruments.

5

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

December 31, 2019

NOTE 3 – LICENSE RIGHT

During the year ended December 31, 2019, the Company entered into an agreement with a foreign entity to market, distribute, and sell the Consensi product (Product) on an exclusive basis within the territory. Upon execution of the Agreement the Company paid $971,000 to the foreign entity. Milestone payments are due as follows; $1,500,000 is due upon completion of the CMC Plan as reimbursements of costs incurred by the foreign entity, $1,000,000 will be due upon first commercial sale of the Product. Milestones were not met during the period ending December 31, 2019. The license right will be amortized using a units of production method.

NOTE 4 – NOTE PAYABLE

The Company entered into a note payable agreement with an unrelated company with a conversion option. The principal amount of $200,000, which is unsecured, together with interest at 9% was due June 15, 2020. In lieu of cash repayment, the outstanding principal amount of the note, plus all accrued unpaid interest may be converted at the option of the party, in whole or in part, into shares of Common Stock. As of December 31, 2019, and through this date, the note remains unpaid and there has been no conversion.

NOTE 5 – CAPITAL STRUCTURE

In 2019, the Company raised capital by issuance of common stock above the stated par value. The contributed capital recognized as additional paid in capital during the year ended December 31, 2019 was $2,054,745. During the year ended 2019, $627,580, respectively were capital distributions.

NOTE 6 – ASSET PURCHASE AGREEMENT

On June 18, 2019, the Company entered into an Asset Purchase Agreement with ANI Pharmaceuticals, Inc. (ANI) for the sale of Intellectual Property and materials related to the research and development related to potential ANDA candidates. The Company recognized revenue of approximately $2,300,000 related to the Asset Purchase Agreement.

In addition to the original purchase price, the Company is due an additional $2,000,000 with respect to the Product that is Vigabatrin 500mg tablets (tablets) as follows; (A) $250,000 within 30 days following the completion of all bioequivalence studies related to tablets, (B) $250,000 within 45 days of the first date on which annual gross profit from the sale of tablets reaches $1,000,000 in a calendar year, (C) $500,000 within 45 days of the first date on which annual gross profit from the sale of tablets reaches $5,000,000 in a calendar year, (D) $1,000,000 within 45 days of the first date on which annual gross profit from the sale of tablets reaches $10,000,000 in a calendar year. As of December 31, 2019, and through this date, none of these milestones have occurred.

Also, the Company is due an additional $1,750,000 with respect to the Product that is Vigabatrin 500mg powder for Oral Solution (powder) as follows; (A) $250,000 within 45 days of the first date on which annual gross profit from the sale of powder reaches $1,000,000 in a calendar year, (B) $500,000 within 45 days of the first date on which annual gross profit from the sale of powder reaches $5,000,000 in a calendar year, (C) $1,000,000 within 45 days of the first date on which annual gross profit from the sale of powder reaches $10,000,000 in a calendar year. As of December 31, 2019, and through this date, none of these milestones have occurred.

6

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

December 31, 2019

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Leases - The Company leases office space under an operating lease commencing December 1, 2017 through November 30, 2019 and a first lease extensions commending December 1, 2019 through May 31, 2020. The second lease extension extends the lease for twenty-four months, beginning on June 1, 2020 and ending on May 31, 2022. The monthly rent is $3,750. On January 1, 2019, the Company adopted ASC Topic 842, Leases, requiring this lease to be recorded as an asset and corresponding liability on its consolidated balance sheet. The Company records rent expense associated with this lease on the straight-line basis in conjunction with the terms of the underlying lease. During the year ended December 31, 2019, rental expense totaled $45,500.

Future minimum rental payments required under the lease are as follows:

2020	$45,000
2021	45,000
2022	18,750

Legal Matters – The company is currently not a defendant in any litigation or threatened litigation that could have a material effect on the company’s financial statements.

NOTE 8 - 401(k) PROFIT-SHARING PLAN

The Company sponsors a qualified profit-sharing plan with a 401(k) feature that covers all eligible employees. Participation in the 401(k) feature of the plan is voluntary. Participating employees may defer up to 100% of their compensation up to the maximum prescribed by the Internal Revenue Code. The plan permits for employee elective deferrals but has no contribution requirements for the Company. During the year ended December 31, 2019, no employer contributions were made.

NOTE 9 – REVENUE PARTICIPATION AGREEMENT

During 2019, the Company entered into a revenue participation agreement with two companies, owned by two of the major stockholders of the company, as repayment for a $955,500 loan made during 2018 which provided to support the Company’s development and commercialization efforts. The agreement provides for a 5% of net revenues of the product Consensi in perpetuity. The loans were non-interest bearing, unsecured and due upon demand, as funds became available.

NOTE 10 - CONCENTRATIONS

Major Customers – During the year ended December 31, 2019, 97%, were earned from one customer. During the year ended December 31, 2019, accounts receivable related to major customers was $-.

7

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

December 31, 2019

NOTE 11 – INCOME TAXES

The Company has established deferred tax assets and liabilities for the recognition of future deductions or taxable amounts and operating loss carry forward. Deferred tax assts and liabilities for the recognition of future deductions or taxable amounts and operating loss carry forwards. Deferred federal and state income tax expense or benefit is recognized as a result of the change in the deferred tax asset or liability during the year using the currently enacted tax laws and rates that apply to the period in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce deferred tax assets to the amount that will more likely than not be realized.

During the year ended December 31, 2019, a reconciliation of income tax expense at the statutory rate of 31% to income tax expense at the Company’s effective tax rate is as follows:

2019

Income tax benefit at statutory rate	$269,700
Change in valuation allowance	(269,700)
Provision for federal/state income taxes	$–

At December 31, 2019, the Company has approximately $870,000 of unused net operating loss carry forwards. Unused net operating loss carry forwards may provide future benefits, although there can be no assurance that these net operating losses will be realized in the future. The tax benefits of these loss carry forwards have been fully offset by a valuation allowance. These losses may be used to offset future taxable income and will carry forward indefinitely.

NOTE 11 – SUBSEQUENT EVENT

In early 2020, an outbreak of a novel strain of the Coronavirus 2019 Disease (COVID-19) was identified and infections have been found in a number of countries around the world, including the United States. COVID-19 and its impact on trade including customer demand, travel, employee productivity, supply chain, and other economic activities had had, and may continue to have, a potentially significant effect on financial markets and business activity. The extent of the impact of COVID-19 on the Company’s operational and financial performance is currently uncertain and cannot be predicted.

On December 31, 2020, the Company entered into an Agreement and Plan of Merger with Vinings Holdings, Inc. (Vinings). Vinings will merge with and into the Company and the Company will be the surviving legal entity as a result of this agreement.

8

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDING, INC.

PRO FORMA COMBINED BALANCE SHEETS

September 30, 2020

ASSETS
	Coeptis	Vinings	2020
CURRENT ASSETS

Cash	$470,076	$548	$470,624
Accounts receivable	21,786	–	21,786
Inventories	1,014,659	–	1,014,659
TOTAL CURRENT ASSETS	1,506,521	548	1,507,069

PROPERTY AND EQUIPMENT

Furniture and fixtures	25,237	–	25,237
	25,237	–	25,237
Less: accumulated depreciation	9,249	–	9,249
	15,988	–	15,988
OTHER ASSETS

License right	1,000,000	–	1,000,000
Right of use asset, net of accumulated amortization $59,098	64,966		64,966
Other assets	2,000	–	2,000
	1,066,966	–	1,066,966
	$2,589,475	$548	$2,590,023

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable	$1,917,358	$–	$1,917,358
Accrued interest - related party	–	4,019	4,019
Loans payable - related party	–	35,000	35,000
Right of use liability, current portion	8,881	–	8,881
Note payable	232,400	–	232,400
TOTAL CURRENT LIABILITIES	2,158,639	39,019	2,197,658

LONG-TERM LIABILITIES
Long-term debt	1,806,500	–	1,806,500
Right of use liability, non-current portion	56,085	–	56,085
TOTAL LONG-TERM LIABILITIES	1,862,585	–	1,862,585

STOCKHOLDERS' EQUITY

Common stock, $0.0001 par value, 750,000,000 shares authorized; 1,588,800 shares issued and outstanding as of September 30, 2020	–	159	159
Common stock, $ .00001 par value, 500,000,000 shares authorized, 16,863,840 shares issued and outstanding	1,686	–	1,686
Additional paid-in capital	6,739,558	(159)	6,739,399
Accumulated deficit	(8,172,993)	(38,471)	(8,211,464)
	(1,431,749)	(38,471)	(1,470,220)
	$2,589,475	$548	$2,590,023

The accompanying notes are an integral part of these pro forma combined consolidated financial statements

9

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2020

	Coeptis	Vinings	2020
SALES	$30,761	$–	$30,761

Research and development	6,905	–	6,905
General and administrative expense	2,136,848	21,785	2,158,633
Interest accretion	–	–	–
	2,143,753	21,785	2,165,538
LOSS FROM OPERATIONS	(2,112,992)	(21,785)	(2,134,777)

OTHER INCOME (EXPENSE)

Interest income	2,608	–	2,608
Royalties and licensing	(1,711,550)	–	(1,711,550)
Interest expense	(106,500)	(3,282)	(109,782)
TOTAL OTHER INCOME (EXPENSE)	(1,815,442)	(3,282)	(1,818,724)

LOSS BEFORE INCOME TAXES	(3,928,434)	(25,067)	(3,953,501)

INCOME TAXES (BENEFIT)	–	–	–
NET LOSS	$(3,928,434)	$(25,067)	$(3,953,501)

The accompanying notes are an integral part of these pro forma combined consolidated financial statements

10

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Nine-month Period Ending September 30, 2020

NOTE 1 – DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business – Coeptis Pharmaceuticals, LLC (LLC) was formed in July 12, 2017 as a Pennsylvania multi-member limited liability company. On December 1, 2018, the members of LLC contributed their interest to a newly formed corporation, Coeptis Pharmaceuticals, Inc. As of December 1, 2018, the LLC became a disregarded single-member limited liability company which is wholly owned by the newly formed corporation.

Coeptis Pharmaceuticals, Inc. and Subsidiary (Company) located in Wexford, PA, engages primarily in the acquisition, development, and commercialization of pharmaceutical products.

Principles of Consolidation – The consolidated financial statements include the accounts of Coeptis Pharmaceuticals, Inc. and its wholly-owned subsidiary, Coeptis Pharmaceuticals, LLC. All material intercompany accounts, balances and transactions have been eliminated.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents – For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with maturities of three months or less to be cash equivalents. At times, balances of cash and cash equivalents at financial banking institutions exceeded the federally insured limit of $ 250,000. The Company regularly monitors the financial condition of the institutions in which it has depository accounts and believes the risk of loss is minimal.

Inventory – Inventories consist of raw materials used in the development of pharmaceutical drug products and are accounted for using the specific cost method.

Property and Equipment – Fixed assets are stated at cost and depreciation is computed using the accelerated and straight-line method for financial statement purposes. Intangibles are being amortized using the straight-line method. For the nine-month period ending September 30, 2020, depreciation expense totaled $1,444.

Research and Development – Research and development costs are expensed when incurred. During the nine-month period ending September 30, 2020, research and development expenses totaled $6,905.

Impairment - The Company’s property and equipment are reviewed for possible impairment when events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. for the nine-month period ending September 30, 2020, the Company has not identified any such impairment losses.

11

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Nine-month Period Ending September 30, 2020

Income Taxes – Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to temporary differences between reporting of income and expenses for financial reporting purposes and income tax purposes. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future federal income taxes.

The Income Taxes Topic of FASB ASC clarifies the accounting and reporting for uncertainties in income tax law within subtopic FASB ASC 740-10-25-5. The guidance prescribes a comprehensive model for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. Management believes that there is no liability related to uncertain tax positions on nine-month period ending September 30, 2020.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Adoption of New Accounting Pronouncements – In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606). The ASU and all subsequently issued clarifying ASUs replaced most existing revenue recognition guidance in U.S. GAAP. The ASU also required expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The Company adopted the new standard effective January 1, 2019, the first day of the Company’s fiscal year, using the modified retrospective method.

As part of the adoption of the ASU, the Company elected to use the following transition practical expedients: (i) to reflect the aggregate of all contract modifications that occurred prior to the date of the initial application when identifying satisfied and unsatisfied performance obligations, determining the transaction price, and allocating the transaction price; and (ii) to apply the standard only to contracts that are not completed at the initial date of application. Because contract modifications are minimal, there is not a significant impact as a result of electing these practical expedients.

The majority of the Company’s revenue is recognized at a point in time based on the transfer of control. Revenue recognized over time primarily consists of performance obligations that are satisfied within one year or less. In addition, the majority of the Company’s contracts do not contain variable considering and contract modifications are generally minimal. For these reasons, there is not a significant impact as a result of electing these transition practical expedients.

The adoption of this ASU did not have a significant impact on the Company’s financial statements. The majority of the Company’s revenue arrangement generally consist of a single performance obligation to transfer promised goods or services. Based on the Company’s evaluation process and review of its contracts with customers, the timing and amount of revenue recognized previously is consistent with how revenue is recognized under the new standard. No changes were required to previously reported revenues as a result of the adoption.

12

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Nine-month Period Ending September 30, 2020

During the nine-month period ending September 30, 2020, there were several new accounting pronouncements issued by the FASB. Each of these pronouncements, as applicable, has been or will be adopted by the Company. Management does not believe the adoption of any of these accounting pronouncements has had or will have a material impact on the Company’s financial statements.

Revenue Recognition – The Company derives its revenue primarily from consulting services. Revenues are recognized when services are provided to its customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those services. Sales and other taxes the Company collects concurrent with revenue-producing activities are excluded from revenue. Incidental items that are immaterial in the context of the contract are recognized as expense. The amount received for consulting services for nine-month period ending September 30, 2020 was $30,761.

Earnings Per Share – Basic earnings per share (or loss share), is computed by dividing the earnings (loss) for the period by the weighted average number of common stock shares outstanding for the period. Diluted earnings per share reflects potential dilution of securities by including other potentially issuable shares of common stock, including shares issuable upon conversion of convertible securities or exercise of outstanding stock options and warrants, in the weighted average number of common shares outstanding for the period. Therefore, because including shares issuable upon conversion of convertible securities and/or exercise of outstanding options and warrants would have an anti-dilutive effect on the loss per share, only the basic earnings (loss) per share is reported in the accompanying financial statements. The Company does not have other potentially issuable shares of stock.

Going Concern – The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of American (GAAP), which contemplate continuation of the Company as a going concern, which is dependent upon the Company’s ability to obtain sufficient financials or establish itself as a profitable business. As of the nine-month period ending September 30, 2020, the Company had accumulated deficit of $8,211,464. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with respect to operations include the sustained and aggressive developing and marketing pharmaceutical products both domestically and abroad and raising additional capital through sales of equity or debt securities as may be necessary to pursue its business plans and sustain operations until such time as the Company can achieve profitability. Management believes that aggressive marketing combined with additional financing as necessary will result in improved operations and cash flow. However, there can be no assurance that management will be successful in obtaining additional funding or in attaining profitable operations.

Fair Value of Financial Instruments - The Company calculates the fair value of its assets and liabilities which qualify as financial instruments and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. The methods and assumptions applied in determining the fair value of each class of financial assets and financial liabilities of the Company are disclosed in the respective accounting policies. The estimated fair value of cash, accounts receivable and accounts and note payable approximate their carrying amounts due to the short-term nature of these instruments.

13

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Nine-month Period Ending September 30, 2020

NOTE 3 – LICENSE RIGHT

In 2019, the Company entered into an agreement with a foreign entity to market, distribute, and sell the Consensi product (Product) on an exclusive basis within the territory. Upon execution of the Agreement the Company paid $1,000,000 to the foreign entity. Milestone payments are due as follows; $1,500,000 is due upon completion of the CMC Plan as reimbursements of costs incurred by the foreign entity, $1,000,000 will be due upon first commercial sale of the Product. Milestones were not met during nine-month period ending September 30, 2020. The license right will be amortized using a units of production method.

NOTE 4 – LONG-TERM DEBT

The Company entered into a note payable agreement with an unrelated company with a conversion option. The principal amount of $200,000, which is unsecured, together with interest at 9% was due June 15, 2020. In lieu of cash repayment, the outstanding principal amount of the note, plus all accrued unpaid interest may be converted at the option of the party, in whole or in part, into shares of Common Stock. As of the Nine-month Period Ending September 30, 2020, and through this date, the note remains unpaid and the balance due is $216,500.

In January 2020, the Company entered into a Senior Secured Note agreement with an unrelated party. The principal amount of $500,000, which is secured by a security agreement, together with interest at 8% is due February 8, 2021. As of the Nine-month period ending September 30, 2020 no payments have been made.

In January 2020, the Company entered into a Senior Secured Note agreement with a related party. The principal amount of $250,000, which is secured by a security agreement, together with interest at 8% is due February 8, 2021. As of the Nine-month period ending September 30, 2020 no payments have been made.

In January 2020, the Company entered into a Senior Secured Note agreement with a related party. The principal amount of $250,000, which is secured by a security agreement, together with interest at 8% is due February 8, 2021. As of the Nine-month period ending September 30, 2020 no payments have been made.

In January 2020, the Company entered into a Senior Secured Note agreement with an unrelated party. The principal amount of $333,000, which is secured by a security agreement, together with interest at 8% is due February 8, 2021. As of the Nine-month period ending September 30, 2020 no payments have been made.

In January 2020, the Company entered into a Senior Secured Note agreement with an unrelated party. The principal amount of $167,000, which is secured by a security agreement, together with interest at 8% is due February 8, 2021. As of the Nine-month period ending September 30, 2020 no payments have been made.

Interest accrued on the related party notes during the nine-month period endings September 30, 2020 was $90,000.

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COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Nine-month Period Ending September 30, 2020

NOTE 5 – CAPITAL STRUCTURE

In 2019, the Company raised capital by issuance of common stock above the stated par value. The contributed capital recognized as additional paid in capital during the nine-month period ending September 30, 2020 was $2,054,745. During the year ended 2019, $627,580, respectively were capital distributions.

NOTE 6 – ASSET PURCHASE AGREEMENT

On June 18, 2019, the Company entered into an Asset Purchase Agreement with ANI Pharmaceuticals, Inc. (ANI) for the sale of Intellectual Property and materials related to the research and development related to potential ANDA candidates. The Company recognized revenue of approximately $2,300,000 related to the Asset Purchase Agreement.

In addition to the original purchase price, the Company is due an additional $2,000,000 with respect to the Product that is Vigabatrin 500mg tablets (tablets) as follows; (A) $250,000 within 30 days following the completion of all bioequivalence studies related to tablets, (B) $250,000 within 45 days of the first date on which annual gross profit from the sale of tablets reaches $1,000,000 in a calendar year, (C) $500,000 within 45 days of the first date on which annual gross profit from the sale of tablets reaches $5,000,000 in a calendar year, (D) $1,000,000 within 45 days of the first date on which annual gross profit from the sale of tablets reaches $10,000,000 in a calendar year. As of Nine-month Period Ending September 30, 2020, and through this date, none of these milestones have occurred.

Also, the Company is due an additional $1,750,000 with respect to the Product that is Vigabatrin 500mg powder for Oral Solution (powder) as follows; (A) $250,000 within 45 days of the first date on which annual gross profit from the sale of powder reaches $1,000,000 in a calendar year, (B) $500,000 within 45 days of the first date on which annual gross profit from the sale of powder reaches $5,000,000 in a calendar year, (C) $1,000,000 within 45 days of the first date on which annual gross profit from the sale of powder reaches $10,000,000 in a calendar year. As of Nine-month Period Ending September 30, 2020, and through this date, none of these milestones have occurred.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Leases - The Company leases office space under an operating lease commencing December 1, 2017 through November 30, 2019 and a first lease extensions commending December 1, 2019 through May 31, 2020. The second lease extension extends the lease for twenty-four months, beginning on June 1, 2020 and ending on May 31, 2022. The monthly rent is $3,750. On January 1, 2019, the Company adopted ASC Topic 842, Leases, requiring this lease to be recorded as an asset and corresponding liability on its consolidated balance sheet. The Company records rent expense associated with this lease on the straight-line basis in conjunction with the terms of the underlying lease. During the nine-month period ending September 30, 2020, rental expense totaled $34,125.

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COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Nine-month Period Ending September 30, 2020

Future minimum rental payments required under the lease are as follows:

2020	$45,000
2021	45,000
2022	18,750

Legal Matters – The company is currently not a defendant in any litigation or threatened litigation that could have a material effect on the company’s financial statements.

NOTE 8 - 401(k) PROFIT-SHARING PLAN

The Company sponsors a qualified profit-sharing plan with a 401(k) feature that covers all eligible employees. Participation in the 401(k) feature of the plan is voluntary. Participating employees may defer up to 100% of their compensation up to the maximum prescribed by the Internal Revenue Code. The plan permits for employee elective deferrals but has no contribution requirements for the Company. During the nine-month period ending September 30, 2020, no employer contributions were made.

NOTE 9 - CONCENTRATIONS

Major Customers – During the nine-month period Ending September 30, 2020, 100%, of sales were earned from two customers. During the Nine-month Period Ending September 30, 2020, accounts receivable related to major customers was $21,786.

NOTE 10 – INCOME TAXES

The Company has established deferred tax assets and liabilities for the recognition of future deductions or taxable amounts and operating loss carry forward. Deferred tax assts and liabilities for the recognition of future deductions or taxable amounts and operating loss carry forwards. Deferred federal and state income tax expense or benefit is recognized as a result of the change in the deferred tax asset or liability during the year using the currently enacted tax laws and rates that apply to the period in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce deferred tax assets to the amount that will more likely than not be realized.

16

COEPTIS PHARMACEUTICALS, INC. AND SUBSIDIARY

VININGS HOLDINGS, INC.

NOTES TO PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

During the nine-month period Ending September 30, 2020, a reconciliation of income tax expense at the statutory rate of 31% to income tax expense at the Company’s effective tax rate is as follows:

2019

Income tax benefit at statutory rate	$269,700
Change in valuation allowance	(269,700)
Provision for federal/state income taxes	$–

As of the nine-month period ending September 30, 2020, the Company has approximately $870,000 of unused net operating loss carry forwards. Unused net operating loss carry forwards may provide future benefits, although there can be no assurance that these net operating losses will be realized in the future. The tax benefits of these loss carry forwards have been fully offset by a valuation allowance. These losses may be used to offset future taxable income and will carry forward indefinitely.

NOTE 11 – SUBSEQUENT EVENT

In early 2020, an outbreak of a novel strain of the Coronavirus 2019 Disease (COVID-19) was identified and infections have been found in a number of countries around the world, including the United States. COVID-19 and its impact on trade including customer demand, travel, employee productivity, supply chain, and other economic activities had had, and may continue to have, a potentially significant effect on financial markets and business activity. The extent of the impact of COVID-19 on the Company’s operational and financial performance is currently uncertain and cannot be predicted.

On December 31, 2020, the Company entered into an Agreement and Plan of Merger with Vinings Holdings, Inc. (Vinings). Vinings will merge with and into the Company and the Company will be the surviving legal entity as a result of this agreement.

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